Trading portfolio	12 Months Ended
Dec. 31, 2018
Trading Portfolio
Trading portfolio

The notes included in this section focus on assets and liabilities the Barclays Bank Group holds and recognises at fair value. Fair value refers to the price that would be received to sell an asset or the price that would be paid to transfer a liability in an arm’s-length transaction with a willing counterparty, which may be an observable market price or, where there is no quoted price for the instrument, may be an estimate based on available market data. Detail regarding the Barclays Bank Group’s approach to managing market risk can be found on page 00.

	Barclays Bank Group
	2018	2017
	£m	£m
Debt securities and other eligible bills	57,134	51,195
Equity securities	39,565	59,338
Traded loans	7,234	3,140
Commodities	105	82
Trading portfolio assets	104,038	113,755

Debt securities and other eligible bills	(24,125)	(29,046)
Equity securities	(12,489)	(8,306)
Trading portfolio liabilities	(36,614)	(37,352)